UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Technology Fund

(formerly Scudder Technology Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term trading fee.

Returns and rankings during all periods shown for all classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Technology Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	8.02%	19.46%	13.06%	-5.02%	5.43%
Class B	7.30%	18.09%	11.79%	-6.01%	4.36%
Class C	7.54%	18.34%	11.96%	-5.88%	4.49%
S&P 500 Index+	9.64%	15.42%	14.68%	2.70%	8.94%
Goldman Sachs Technology Index++	8.64%	22.16%	15.19%	-3.65%	N/A*
DWS Technology Fund		6-Month*	1-Year	3-Year	Life of Class**
Institutional Class		8.27%	20.12%	14.01%	11.76%
S&P 500 Index+		9.64%	15.42%	14.68%	12.26%
Goldman Sachs Technology Index++		8.64%	22.16%	15.19%	15.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Index began on August 29, 1996.

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,259	$13,620	$7,285	$15,995
	Average annual total return	12.59%	10.85%	-6.14%	4.81%
Class B	Growth of $10,000	$11,509	$13,772	$7,261	$15,316
	Average annual total return	15.09%	11.26%	-6.20%	4.36%
Class C	Growth of $10,000	$11,834	$14,036	$7,387	$15,513
	Average annual total return	18.34%	11.96%	-5.88%	4.49%
S&P 500 Index+	Growth of $10,000	$11,542	$15,081	$11,423	$23,544
	Average annual total return	15.42%	14.68%	2.70%	8.94%
Goldman Sachs Technology Index++	Growth of $10,000	$12,216	$15,283	$8,303	N/A*
	Average annual total return	22.16%	15.19%	-3.65%	N/A*

The growth of $10,000 is cumulative.

* Index began on August 29, 1996.

Comparative Results as of 4/30/06
DWS Technology Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,201,200	$1,481,800	$1,507,400
	Average annual total return	20.12%	14.01%	11.76%
S&P 500 Index+	Growth of $1,000,000	$1,154,200	$1,508,100	$1,528,000
	Average annual total return	15.42%	14.68%	12.26%
Goldman Sachs Technology Index++	Growth of $1,000,000	$1,221,600	$1,528,300	$1,687,200
	Average annual total return	22.16%	15.19%	15.36%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/06	$ 11.85	$ 9.99	$ 10.27	$ 12.18
10/31/05	$ 10.97	$ 9.31	$ 9.55	$ 11.25
Class A Lipper Rankings — Science & Technology Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	262	of	292	90
3-Year	242	of	265	91
5-Year	148	of	230	65
10-Year	19	of	30	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/06
DWS Technology Fund	6-Month*	1-Year	Life of Class*
Class S	8.01%	19.56%	5.06%
Class AARP	7.93%	19.35%	4.93%
S&P 500 Index+	9.64%	15.42%	7.99%
Goldman Sachs Technology Index++	8.64%	22.16%	4.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class AARP and S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Growth of an Assumed $10,000 Investment
[] DWS Technology Fund — Class S [] S&P 500 Index+

Comparative Results as of 4/30/06
DWS Technology Fund		1-Year	Life Of Class*
Class S	Growth of $10,000	$11,956	$10,694
	Average annual total return	19.56%	5.06%
Class AARP	Growth of $10,000	$11,935	$10,676
	Average annual total return	19.35%	4.93%
S&P 500 Index+	Growth of $10,000	$11,542	$11,079
	Average annual total return	15.42%	7.99%
Goldman Sachs Technology Index++	Growth of $10,000	$12,216	$10,583
	Average annual total return	22.16%	4.38%

The growth of $10,000 is cumulative.

* Class AARP and S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 11.84	$ 11.86
10/31/05	$ 10.97	$ 10.98
Class S Lipper Rankings — Science & Technology Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	260	of	292	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,080.20	$ 1,073.00	$ 1,075.40	$ 1,079.30	$ 1,080.10	$ 1,082.70
Expenses Paid per $1,000*	$ 5.47	$ 11.41	$ 9.98	$ 5.93	$ 5.47	$ 3.25
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,019.54	$ 1,013.79	$ 1,015.17	$ 1,019.09	$ 1,019.54	$ 1,021.67
Expenses Paid per $1,000*	$ 5.31	$ 11.08	$ 9.69	$ 5.76	$ 5.31	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
DWS Technology Fund	1.06%	2.22%	1.94%	1.15%	1.06%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Kelly Davis and Portfolio Manager Brian Peters discuss DWS Technology Fund's performance and strategy during the six-month period ended April 30, 2006.

Q: How did technology stocks perform during the semiannual reporting period?

A: The technology sector registered a robust absolute performance for the past six months. Tech stocks were helped by the combination of strong — and accelerating — global growth trends, as well as the continued heartiness of investors' appetite for risk. The technology sector, as measured by the performance of the fund's benchmark, the Goldman Sachs Technology Index, rose 8.64%.1 In comparison, the broad US stock market — as gauged by the Standard & Poor's 500 (S&P 500) Index — gained 9.64%.2 In terms of specific industries, semiconductors, computers, and communication equipment outperformed, while systems software and Internet-related shares lagged.

1 The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform relative to its benchmark and peers?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006 was 8.02%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund underperformed the 8.64% return of its benchmark as well as the 14.68% average return of the 298 funds in the Lipper Science & Technology Funds category.3

We are not pleased with the fund's underperformance and, following the shift in the portfolio management team, we are taking steps to improve results. We have not changed the fund's broad approach — namely its emphasis on research to assess company fundamentals — but instead we have changed the way this approach is implemented. We intend to focus less on performance relative to the Goldman Index, which is heavily weighted in the sector's mega-cap stocks, and instead strive to deliver strong absolute returns and provide better performance relative to the peer group. To achieve this, we will be taking even greater advantage of opportunities in international tech stocks, where a lower level of institutional research coverage means we are better able to add value. A recent investment policy change allows the fund to increase its maximum weighting in overseas holdings from 20% to 35%, and we intend to take advantage of this change. Along the same lines, we will be looking more closely for opportunities among small- and mid-cap stocks. As with international stocks, a smaller analyst following in this area means we are better able to add value via our proprietary research. Finally, we are instituting a more rigorous process behind our buy and sell decisions, as well as expanding our research universe. We believe these steps, in total, will help the fund deliver better performance in relation to its Lipper peer group.

Q: What elements of the fund's positioning helped and hurt performance?

A: The fund's stock selection was strong in most subsectors. Semiconductors led the way, followed by communication equipment, software, and information technology (IT) services. The performance of our holdings in the hardware sector was roughly in line with the performance of the hardware sector within the benchmark. While this leaves room for improvement, it marks a significant step up from the sharp underperformance of our picks in this sector in the 12 months prior to the reporting period. Our picks underperformed slightly in the electronic equipment sector, but the biggest negative for performance was our selection within the Internet industry. Here, some company-specific issues, along with the growing threat posed by Google, Inc., weighed heavily on the shares of Yahoo!, Inc. and eBay, Inc., both of which the fund held.

Q: What individual stock positions were positives for performance?

A: In terms of individual stocks, the most significant positive contribution came from the fund's underweight in Microsoft Corp. We have not been as enthusiastic on the stock's prospects as many other investors, based on our belief that the hype being generated by the company's new product rollouts — its Vista operating system, Office 12 and the latest Xbox — is largely a story that will play out in the second half of this year. This underweight positioning paid off when Microsoft disappointed investors with an announcement that it would be raising its operating expenses in order to compete with Google, news that sent the stock down more than 11% on the final day of the reporting period. We may invest more heavily in Microsoft as we draw closer to the time when its product launches will be reflected in its earnings, but, for now, we prefer to deploy capital elsewhere.

The second-largest contribution to performance came from the fund's position in Advanced Micro Devices, Inc., which we have liked for some time due to its market share gains and the strength of its product cycle compared with its rival Intel Corp. Although the stock has run up sharply, we continue to hold it in the fund based on our belief that earnings estimates are still too low. Another winner was Cognizant Technology Solutions Corp., the India-based IT outsourcing firm. The number one player in its industry, Cognizant has reported good numbers and, in our view, remains well-positioned vs. its peers. Hon Hai Precision Industry Co., Ltd., another outsourcing play, also performed well during the period. While US-based companies in the electronic manufacturing services industry are burdened by high costs that make them less competitive, Hon Hai has a lower cost base due to its location in Taiwan. As a result, it has been taking business away from its American peers. Also making meaningful contributions were Qlogic Corp., a mid-cap stock that has benefited from corporations' strong spending on data storage, and Corning, Inc., which makes glass panels for flat-panel televisions. Falling prices for big-screen TVs have led more people to purchase the sets, boosting sales for component manufacturers such as Corning.

Q: What portfolio holdings detracted from performance?

A: Aside from eBay and Yahoo, the largest detractor from performance was the fund's holding in Avocent Corp., a small-cap data-center play that was unable to capitalize on the trend of higher corporate spending. The company has been diluting focus on its core efforts with numerous acquisitions that have yet to benefit earnings. EMC Corp. also was a detractor from performance. In light of the company's favorable fundamentals, we believe the stock's underperformance was largely the result of EMC's status as one of the tech sector's mega-caps — an area that has been out of favor with the market. The strong performance of Qlogic, with a $3 billion market cap, relative to EMC Corp., which has a market cap of $32 billion, illustrates the potential benefit of investing a greater portion of the fund's assets in mid- and small-cap stocks.

Q: What is your outlook through the remainder of the year, and how is that reflected in the fund's positioning?

A: We are generally optimistic on the outlook for the technology sector. Economic data in the United States has stayed strong in the face of various headwinds, and growth is now picking up steam in Europe and Japan. Strong growth, in turn, is a positive for technology sales and therefore should help provide a positive underpinning to performance. Having said that, valuations are above the historical average in the post-bubble era. Higher volatility is therefore a possibility, and for that reason we believe successful stock selection will be essential in the months ahead.

We believe certain areas of the market will perform well in this environment. We are optimistic about the wireless handset business and are looking for opportunities not just among the makers of handsets, but also among suppliers, carriers, emerging-markets service providers and other companies along the handset supply chain. We also see an opportunity in areas that are more highly leveraged to consumer spending, such as companies in the liquid crystal display, Global Positioning System (GPS), and gaming console and software areas. Another trend we are looking to take advantage of is the growing convergence of wireline and wireless telecommunications. At the same time as cable companies are starting to offer consumers phone service via voice-over Internet telephony, wireless companies are rapidly increasing their capability to deliver data. The upshot is higher investment spending by companies in these areas, which we believe will lead to strong performance for select stocks in the communication equipment sector. Stock selection here is essential, however — the recent declines in stocks such as Juniper Networks, JDS Uniphase and F5 Networks, none of which was held in the fund, underscore the necessity of picking the right stocks with the right product mix.

On the other hand, we are maintaining a low exposure to stocks related to the personal computer sector. After two years of strong performance in 2004 and 2005, we think the industry is vulnerable to a disappointment in light of the fact that rising competition is leading to lower profit margins. Finally, we will continue to look for opportunities outside of the large-cap area. About 30% of the fund's assets were invested in mid-caps as of the end of the reporting period, and we expect this weighting will grow over time. Overall, we will continue to use our emphasis on fundamental research to invest in what we believe are the best ideas within the technology sector.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Common Stocks	98%	99%
Cash Equivalents	1%	—
Other Investments	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/06	10/31/05

Information Technology	99%	97%
Industrials	1%	—
Consumer Discretionary	—	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (37.1% of Net Assets)
1. QUALCOMM, Inc. Developer and manufacturer of communication systems	4.6%
2. Google, Inc. "A" Provides a Web-based search engine for the Internet	4.4%
3. Yahoo!, Inc. Provider of on-line services	3.8%
4. eBay, Inc. Provider of on-line auction services	3.6%
5. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.6%
6. Apple Computer, Inc. Manufacturer of personal computers	3.6%
7. Corning, Inc. Manufacturer of specialty glass	3.5%
8. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.4%
9. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	3.3%
10. Automatic Data Processing, Inc. Provider of various data processing services	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.4%
Industrials 0.6%
Electrical Equipment
Cheng Uei Precision Industry Co., Ltd.	2,064,000	8,280,324
Information Technology 97.5%
Communications Equipment 18.5%
Avocent Corp.*	819,685	22,082,313
Cisco Systems, Inc.*	1,648,189	34,529,560
Corning, Inc.*	1,582,100	43,713,423
Lucent Technologies, Inc.* (a)	5,702,700	15,910,533
Motorola, Inc.	1,985,907	42,399,114
QUALCOMM, Inc.	1,136,154	58,330,146
Research In Motion Ltd.*	190,500	14,598,015
		231,563,104
Computers & Peripherals 19.9%
Apple Computer, Inc.*	635,100	44,704,689
Dell, Inc.*	916,790	24,019,898
EMC Corp.*	2,727,500	36,848,525
Hewlett-Packard Co.	1,289,500	41,870,065
International Business Machines Corp.	489,900	40,338,366
Network Appliance, Inc.*	431,800	16,006,826
QLogic Corp.*	685,640	14,268,168
SanDisk Corp.*	200,131	12,774,362
Sun Microsystems, Inc.*	3,682,200	18,411,000
		249,241,899
Electronic Equipment & Instruments 1.4%
Hon Hai Precision Industry Co., Ltd.	2,684,000	18,212,437
Internet Software & Services 11.8%
eBay, Inc.*	1,313,600	45,200,976
Google, Inc. "A"*	132,900	55,544,226
Yahoo!, Inc.*	1,457,300	47,770,294
		148,515,496
IT Consulting & Services 6.7%
Automatic Data Processing, Inc.	934,900	41,210,392
Cognizant Technology Solutions Corp. "A"*	381,743	24,282,672
Patni Computer Systems Ltd. (ADR)* (a)	345,900	5,776,530
Paychex, Inc.	313,700	12,670,343
		83,939,937
Semiconductors & Semiconductor Equipment 23.3%
Advanced Micro Devices, Inc.*	1,081,800	34,996,230
Applied Materials, Inc.	1,432,300	25,709,785
ASML Holding NV (NY Registered Shares)*	618,800	13,087,620
Broadcom Corp. "A"*	365,412	15,022,087
Intel Corp.	2,238,700	44,729,226
Intersil Corp. "A"	537,200	15,906,492
Marvell Technology Group Ltd.*	446,200	25,473,558
Maxim Integrated Products, Inc.	982,373	34,638,472
MKS Instruments, Inc.* (a)	301,500	7,196,805
National Semiconductor Corp.	472,400	14,162,552
SiRF Technology Holdings, Inc.* (a)	434,200	14,827,930
Spansion, Inc. "A"*	516,500	8,842,480
Texas Instruments, Inc.	1,076,100	37,351,431
		291,944,668
Software 15.9%
Adobe Systems, Inc.	1,049,900	41,156,080
Business Objects SA (ADR)* (a)	533,500	17,248,055
CA, Inc.	480,400	12,182,944
Electronic Arts, Inc.*	603,800	34,295,840
Microsoft Corp.	1,211,556	29,259,078
Quest Software, Inc.* (a)	1,170,500	20,144,305
Symantec Corp.*	1,047,158	17,152,448
Take-Two Interactive Software, Inc.* (a)	1,192,100	20,325,305
TIBCO Software, Inc.*	853,860	7,360,273
		199,124,328
Materials 0.3%
Chemicals
SODIFF Advanced Materials Co., Ltd.	184,632	3,327,761
Total Common Stocks (Cost $1,011,069,007)		1,234,149,954

Preferred Stocks 0.0%
Information Technology
Communications Equipment
Chorum Technologies, Inc. "E"* (b) (c)	580,046	49,362
Chorum Technologies, Inc. "F"* (b) (c)	8,860,759	138,228
		187,590
Electronic Equipment & Instruments
Axsun* (b)	642,674	21,658
Total Preferred Stocks (Cost $26,340,078)		209,248

Other Investments 0.7%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	2,660,280
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	281,489
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	2,548,293
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	753,743
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	631,555
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	58,170
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	231,243
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	653,936
Hambrecht & Quist Group* (b)	—	280,000
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	31,112
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	529,365
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	279,521
Total Other Investments (Cost $36,939,924)		8,938,707

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 4.82% (d) (e) (Cost $67,033,752)	67,033,752	67,033,752

Cash Equivalents 1.1%
Cash Management QP Trust, 4.78% (f) (Cost $13,167,928)	13,167,928	13,167,928
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,154,550,689)+	105.6	1,323,499,589
Other Assets and Liabilities, Net	(5.6)	(69,688,817)
Net Assets	100.0	1,253,810,772

* Non-income producing security

+ The cost for federal income tax purposes was $1,194,424,096. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $129,075,493. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $211,239,052 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $82,163,559.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $64,402,715 which is 5.1% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to August 2003	3,927,467	2,660,280	0.21
Adams Capital Management LP**	August 2000 to November 2000	1,889,204	281,489	0.02
Alloy Ventures 2000 LP**	April 2000 to June 2003	4,369,304	2,548,293	0.20
Asset Management Association 1996 LP**	June 1996 to July 2000	1,691,465	753,743	0.06
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	631,555	0.05
Axsun	December 2000	7,500,006	21,658	—
Chorum Technologies, Inc. "E"	September 2000	8,642,120	49,362	0.01
Chorum Technologies, Inc. "F"	September 2001 to December 2001	10,197,952	138,228	0.01
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	58,170	0.01
GeoCapital III LP**	December 1993 to December 1998	1,070,773	231,243	0.02
GeoCapital IV LP**	April 1996 to March 2000	2,193,196	653,936	0.05
Hambrecht & Quist Group	March 2000	14,000,000	280,000	0.02
Med Venture Associates II LP**	May 1996 to January 2002	987,127	31,112	0.01
Med Venture Associates III LP**	September 1998 to October 2003	1,598,708	529,365	0.04
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,216	279,521	0.02
Total Restricted Securities			9,147,955	0.73

** These securities represent venture capital funds.

(c) Affiliated issuers. (See Notes to Financial Statements.)

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,055,508,936) — including $64,402,715 of securities loaned	$ 1,243,110,319
Investment in Daily Assets Fund Institutional (cost $67,033,752)*	67,033,752
Affiliated issuers (cost $18,840,073)	187,590
Investment in Cash Management QP Trust (cost $13,167,928)	13,167,928
Total investments in securities, at value (cost $1,154,550,689)	1,323,499,589
Cash	28,729
Foreign currency, at value (cost $217,990)	223,346
Receivable for investments sold	1,066,583
Dividends receivable	82,793
Interest receivable	53,408
Receivable for Fund shares sold	420,506
Other assets	66,344
Total assets	1,325,441,298
Liabilities
Payable upon return of securities loaned	67,033,752
Payable for Fund shares redeemed	2,166,688
Accrued management fee	975,005
Other accrued expenses and payables	1,455,081
Total liabilities	71,630,526
Net assets, at value	$ 1,253,810,772
Net Assets
Net assets consist of: Accumulated net investment loss	(5,018,103)
Net unrealized appreciation (depreciation) on: Investments	168,948,900
Foreign currency related transactions	6,490
Accumulated net realized gain (loss)	(1,327,771,956)
Paid-in capital	2,417,645,441
Net assets, at value	$ 1,253,810,772

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($957,383,817 ÷ 80,768,416 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.85
Maximum offering price per share (100 ÷ 94.25 of $11.85)	$ 12.57

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($100,820,859 ÷ 10,089,004 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.99

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($49,972,426 ÷ 4,868,227 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.27
Class AARP Net Asset Value, offering and redemption price(a) per share ($7,340,916 ÷ 619,808 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84
Class S Net Asset Value, offering and redemption price(a) per share ($135,103,119 ÷ 11,392,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,189,635 ÷ 261,932 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.18

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,006)	$ 2,376,258
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	40,742
Interest	2,660
Interest — Cash Management QP Trust	563,757
Total Income	2,983,417
Expenses: Management fee	3,620,173
Distribution service fees	1,998,807
Services to shareholders	2,502,115
Custodian	53,727
Auditing	35,704
Legal	25,079
Trustees' fees and expenses	27,818
Reports to shareholders	173,561
Registration fees	48,361
Other	42,311
Total expenses before expense reductions	8,527,656
Expense reductions	(593,373)
Total expenses after expense reductions	7,934,283
Net investment income (loss)	(4,950,866)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	75,302,674
Foreign currency related transactions	(84,319)
Written options	1,306,192
76,524,547
Net unrealized appreciation (depreciation) during the period on: Investments	31,527,660
Foreign currency related transactions	(5,063)
Written options	(304,133)
31,218,464
Net gain (loss) on investment transactions	107,743,011
Net increase (decrease) in net assets resulting from operations	$ 102,792,145

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ (4,950,866)	$ (218,246)
Net realized gain (loss) on investment transactions	76,524,547	53,865,688
Net unrealized appreciation (depreciation) during the period on investment transactions	31,218,464	12,491,957
Net increase (decrease) in net assets resulting from operations	102,792,145	66,139,399
Fund share transactions: Proceeds from shares sold	78,362,160	132,674,575
Net assets acquired in tax-free reorganization	—	196,450,409
Cost of shares redeemed	(215,372,070)	(473,428,453)
Redemption fees	4,905	7,786
Net increase (decrease) in net assets from Fund share transactions	(137,005,005)	(144,295,683)
Increase (decrease) in net assets	(34,212,860)	(78,156,284)
Net assets at beginning of period	1,288,023,632	1,366,179,916
Net assets at end of period (including accumulated net investment loss of $5,018,103 and $67,237, respectively)	$ 1,253,810,772	$ 1,288,023,632

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.97	$ 10.37	$ 10.71	$ 7.38	$ 10.80	$ 29.18
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	.02	(.08)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.91	.58	(.26)	3.40	(3.35)	(15.74)
Total from investment operations	.88	.60	(.34)	3.33	(3.42)	(15.80)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	—	(2.58)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 11.85	$ 10.97	$ 10.37	$ 10.71	$ 7.38	$ 10.80
Total Return (%)[c]	8.02f**	5.79[f]	(3.08)	45.12	(31.67)[e]	(57.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	957	945	1,083	1,231	885	1,521
Ratio of expenses before expense reductions (%)	1.13*	1.18	1.15	1.17	.97	1.04[d]
Ratio of expenses after expense reductions (%)	1.06*	1.11	1.15	1.17	.97	1.03[d]
Ratio of net investment income (loss) (%)	(.61)*	.24	(.71)	(.82)	(.66)	(.40)
Portfolio turnover rate (%)	81*	114	97	51	60	96

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 8.89	$ 9.28	$ 6.46	$ 9.55	$ 26.46
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.06)	(.16)	(.14)	(.14)	(.19)
Net realized and unrealized gain (loss) on investment transactions	.76	.48	(.23)	2.96	(2.95)	(14.14)
Total from investment operations	.68	.42	(.39)	2.82	(3.09)	(14.33)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	—	(2.58)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.99	$ 9.31	$ 8.89	$ 9.28	$ 6.46	$ 9.55
Total Return (%)[c]	7.30f**	4.72[f]	(4.09)	43.65	(32.36)[e]	(57.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	140	213	306	264	494
Ratio of expenses before expense reductions (%)	2.36*	2.24	2.20	2.24	1.94	2.01[d]
Ratio of expenses after expense reductions (%)	2.22*	2.17	2.20	2.24	1.94	1.96[d]
Ratio of net investment income (loss) (%)	(1.77)*	(.82)	(1.76)	(1.89)	(1.63)	(1.33)
Portfolio turnover rate (%)	81*	114	97	51	60	96

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 9.11	$ 9.49	$ 6.60	$ 9.75	$ 26.91
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.05)	(.15)	(.14)	(.13)	(.18)
Net realized and unrealized gain (loss) on investment transactions	.79	.49	(.23)	3.03	(3.02)	(14.40)
Total from investment operations	.72	.44	(.38)	2.89	(3.15)	(14.58)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	—	(2.58)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.27	$ 9.55	$ 9.11	$ 9.49	$ 6.60	$ 9.75
Total Return (%)[c]	7.54f**	1.83[f]	(4.00)	43.79	(32.31)[e]	(57.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	53	70	90	65	111
Ratio of expenses before expense reductions (%)	2.01*	2.08	2.10	2.19	1.84	1.94[d]
Ratio of expenses after expense reductions (%)	1.94*	2.01	2.10	2.19	1.84	1.89[d]
Ratio of net investment income (loss) (%)	(1.49)*	(.66)	(1.66)	(1.84)	(1.53)	(1.26)
Portfolio turnover rate (%)	81*	114	97	51	60	96

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

[e] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.97	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.91	(.05)
Total from investment operations	.87	(.12)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.84	$ 10.97
Total Return (%)	7.93d**	(1.08)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8
Ratio of expenses before expense reductions (%)	1.39*	1.40*
Ratio of expenses after expense reductions (%)	1.15*	1.14*
Ratio of net investment income (loss) (%)	(.70)*	(.69)*
Portfolio turnover rate (%)	81*	114

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Class AARP shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.91	(.05)
Total from investment operations	.88	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.86	$ 10.98
Total Return (%)	8.01d**	(.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	142
Ratio of expenses before expense reductions (%)	1.24*	1.36*
Ratio of expenses after expense reductions (%)	1.06*	1.05*
Ratio of net investment income (loss) (%)	(.61)*	(.69)*
Portfolio turnover rate (%)	81*	114

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.25	$ 10.58	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.07	(.03)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.94	.60	(.19)	3.46	(.71)
Total from investment operations	.93	.67	(.22)	3.42	(.70)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.18	$ 11.25	$ 10.58	$ 10.80	$ 7.38
Total Return (%)	8.27e**	6.33[e]	(1.94)[e]	46.34	(8.66)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1	1	1.91
Ratio of expenses before expense reductions (%)	.77*	.86	.86	.80	.88*
Ratio of expenses after expense reductions (%)	.63*	.62	.76	.80	.88*
Ratio of net investment income (loss) (%)	(.18)*	.73	(.31)	(.45)	(.74)*
Portfolio turnover rate (%)	81*	114	97	51	60

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

[c] Based on average shares outstanding during the period.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Technology Fund (formerly Scudder Technology Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,348,477,000, of which $360,914,000 was inherited from its merger with Scudder Technology Innovation Fund (See Note J), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($252,654,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000) and October 31, 2012 ($8,388,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term instruments) aggregated $519,570,086 and $658,113,362, respectively.

For the six months ended April 30, 2006, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	12,002	$ 1,108,883
Options written	23,579	3,168,513
Options closed	15,363	1,692,237
Options expired	7,193	616,704
Options exercised	13,025	1,968,455
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

For the period November 1, 2005 through December 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.88%, 1.22%, 1.15%, 0.62%, 1.14% and 1.05% of average daily net assets for Class A, B C, Institutional Class, Class AARP and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees).

Accordingly, for the six months ended April 30, 2006, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $461,783 and the amount imposed aggregated $3,158,390, which was the equivalent to an annualized effective rate of 0.48% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 990,570	$ —	$ 448,739
Class B	391,240	38,727	146,847
Class C	78,641	—	33,079
Class AARP	26,945	6,608	8,833
Class S	373,762	81,147	172,053
Institutional Class	700	700	—
	$ 1,861,858	$ 127,182	$ 809,551

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 471,927	$ 65,287
Class C	199,390	32,944
	$ 671,317	$ 98,231

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 1,108,100	$ 213,284.23%
Class B	154,630	21,025.25%
Class C	64,760	10,875.24%
	$ 1,327,490	$ 245,184

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $19,429.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $243,104 and $1,985, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2006, DWS-SDI received $5,499.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $18,660, of which $8,160 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $3,602, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2006, the custodian fee was reduced by $806 for custodian credits earned.

F. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2006 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2005	Purchases ($)	Sales ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at April 30, 2006	Value ($) at April 30, 2006
Chorum Technologies, Inc. "E"	43,214	—	—	—	—	580,046	49,362
Chorum Technologies, Inc. "F"	121,392	—	—	—	—	8,860,759	138,228
	164,606	—	—	—	—		187,590

G. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,389,697	$ 64,041,087	10,143,816	$ 108,819,418
Class B	304,523	3,062,753	888,536	8,108,184
Class C	338,494	3,488,285	812,288	7,627,317
Class AARP	45,472	546,547	54,819	592,978
Class S	401,297	4,776,799	697,286	7,445,101
Institutional Class	196,557	2,446,689	7,466	81,577
		$ 78,362,160		$ 132,674,575
Shares issued in tax-free reorganization*
Class A	—	—	364,853	$ 4,046,225
Class B	—	—	99,008	940,576
Class C	—	—	86,185	837,720
Class AARP	—	—	896,513	9,942,326
Class S	—	—	16,292,476	180,683,562
		$ —		$ 196,450,409
Shares redeemed
Class A	(10,743,316)	$ (127,642,127)	(28,742,925)	$ (307,952,416)
Class B	(5,286,638)	(53,100,173)	(9,877,499)	(90,301,000)
Class C	(1,027,427)	(10,552,209)	(2,986,930)	(27,976,706)
Class AARP	(109,671)	(1,309,995)	(267,325)	(2,865,003)
Class S	(1,903,738)	(22,660,906)	(4,094,979)	(44,069,146)
Institutional Class	(8,601)	(106,660)	(24,009)	(264,182)
		$ (215,372,070)		$ (473,428,453)
Redemption fees		$ 4,905		$ 7,786
Net increase (decrease)
Class A	(5,353,619)	$ (63,597,641)	(18,234,256)	$ (195,083,235)
Class B	(4,982,115)	(50,037,207)	(8,889,955)	(81,251,420)
Class C	(688,933)	(7,063,743)	(2,088,457)	(19,510,246)
Class AARP	(64,199)	(763,390)	684,007	7,670,445
Class S	(1,502,441)	(17,883,053)	12,894,783	144,061,378
Institutional Class	187,956	2,340,029	(16,543)	(182,605)
		$ (137,005,005)		$ (144,295,683)

* On December 17, 2004, the Scudder Technology Innovation Fund was acquired by the Fund through a tax-free reorganization.

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

J. Acquisition of Net Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Technology Innovation Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 288,697 Class A shares, 69,571 Class B shares, 62,022 Class C shares, 702,138 Class AARP and 12,773,762 Class S shares of Scudder Technology Innovation Fund, respectively, for 364,853 Class A shares, 99,008 Class B shares, 86,185 Class C shares, 896,513 Class AARP shares and 16,292,476 Class S shares, of Scudder Technology Fund, respectively, outstanding on December 17, 2004. Scudder Technology Innovation Fund's net assets at that date of $196,450,409, including ($4,292,330) of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,417,797,274. The combined net assets of the Fund immediately following the acquisition were $1,614,247,683.

K. Payments made by Affiliates

During the six month period ended April 30, 2006, the Advisor fully reimbursed the Fund $4,143 for losses incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 508
Fund Number	001	201	301	511
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KTCPX	KTCSX
Fund Number	2213	2313

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006